                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned hereby constitutes and appoints JAMES W. GUEDRY and BARBARA L. SMITHERS, and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them on their behalf and in their name, place and stead, in any and all capacities, to sign, execute and affix their seal thereto and file, on behalf of INTERNATIONAL PAPER COMPANY, relating to the registration of common stock to be issued by INTERNATIONAL PAPER COMPANY in the acquisition of UNION CAMP CORPORATION, any and all Form S-4 Registration Statement(s), under the Securities Act of 1933, as amended, together with any and all amendments (including post-effective amendments) to such Form S-4 Registration Statement(s), or on such other form or forms as prescribed by the Securities and Exchange Commission relating to the securities and any and all amendments thereto, and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                   TITLE                    DATE
                     ---------                                   -----                    ----

                /s/ JOHN T. DILLON                   Director and Chairman of the   December 8, 1998
      ---------------------------------------        Board (Chief Executive
                  John T. Dillon                     Officer)

                /s/ C. WESLEY SMITH                  Executive Vice President and   December 8, 1998
      ---------------------------------------        Director
                  C. Wesley Smith

                /s/ ROBERT J. EATON                  Director                       December 8, 1998
      ---------------------------------------
                  Robert J. Eaton

                /s/ PETER I. BIJUR                   Director                       December 8, 1998
      ---------------------------------------
                  Peter I. Bijur

                /s/ JOHN A. GEORGES                  Director                       December 8, 1998
      ---------------------------------------
                  John A. Georges

               /s/ THOMAS C. GRAHAM                  Director                       December 8, 1998
      ---------------------------------------
                 Thomas C. Graham

                /s/ JOHN R. KENNEDY                  Director                       December 8, 1998
      ---------------------------------------
                  John R. Kennedy

               /s/ DONALD F. MCHENRY                 Director                       December 8, 1998
      ---------------------------------------
                 Donald F. McHenry

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
                     SIGNATURE                                   TITLE                    DATE
                     ---------                                   -----                    ----
               /s/ PATRICK F. NOONAN                 Director                       December 8, 1998
      ---------------------------------------
                 Patrick F. Noonan

               /s/ JANE C. PFEIFFER                  Director                       December 8, 1998
      ---------------------------------------
                 Jane C. Pfeiffer

             /s/ EDMUND T. PRATT, JR.                Director                       December 8, 1998
      ---------------------------------------
               Edmund T. Pratt, Jr.

              /s/ CHARLES R. SHOEMATE                Director                       December 8, 1998
      ---------------------------------------
                Charles R. Shoemate

               /s/ MARIANNE M. PARRS                 Senior Vice President and      December 8, 1998
      ---------------------------------------        Chief Financial Officer
                 Marianne M. Parrs

               /s/ ANDREW R. LESSIN                  Vice President and Controller  December 8, 1998
      ---------------------------------------        and Chief Accounting Officer
                 Andrew R. Lessin